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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

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                                AUGUST 13, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                               THEGLOBE.COM, INC.

             (Exact name of registrant as specified in its charter)



         DELAWARE                       0-25053                14-1781422

(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)


                           110 EAST BROWARD BOULEVARD
                                   14TH FLOOR
                            FORT LAUDERDALE, FL 33301
                    (Address of principal executive offices)

                                 (954) 769-5900
              (Registrant's telephone number, including area code)

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Item 4.  Change  in  Registrant's  Certifying  Accountant.

On August 8, 2002, we dismissed our independent public accountants, KPMG LLP ("KPMG"), and engaged Rachlin Cohen & Holtz LLP ("Rachlin Cohen") as our new independent public accountants. This change was approved by our Board of Directors. Rachlin Cohen will review our financial statements for the quarter ended June 30, 2002 that will be included in our Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission by no later than August 14, 2002.

The audit reports issued by KPMG on our consolidated financial statements as of and for the years ended December 31, 2001 and December 31, 2000, did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified, as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG's report on the consolidated financial statements of theglobe.com, inc. and subsidiaries as of and for the years ended December 31, 2001 and 2000, contained a separate paragraph stating "the Company has suffered recurring losses from operations since inception that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During our two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period from January 1, 2001 through our dismissal of KPMG on August 8, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished KPMG with a copy of this Report on Form 8-K and requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the statements set forth above. A copy of KPMG's letter to the Commission dated August 13, 2002 is filed as Exhibit 16 to the Report on Form 8-K.

During the fiscal years ended December 31, 2001 and December 31, 2000 and through August 8, 2002, we did not consult with Rachlin Cohen with respect to the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or events described in Item 304(a)(2)(i) and
(ii) of Regulation S-K.

Item 7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits.

Exhibit 16 Letter dated August 13, 2002 from KPMG LLP to the Commission.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  August 13, 2002




                                   theglobe.com,  inc.





                                   By:  /s/
                                        -----------------------------
                                            Michael  S.  Egan
                                            Chief Executive Officer

                                   By:  /s/
                                        -----------------------------
                                            Edward  A.  Cespedes
                                            President

                                   By:  /s/
                                        -----------------------------
                                            Robin  M.  Segaul
                                            Chief Financial Officer


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Exhibit  Index

16 Letter dated August 13, 2002 from KPMG LLP to the Securities and Exchange Commission


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